R E D W O O D T R U S T . C O M Q3 2026 Redwood Review November 3, 2026 Exhibit 99.3

2 Cautionary Statement/ Forward-Looking Statements This presentation contains forward-looking statements, including statements regarding our 2026 and 2027 forward outlook and strategic priorities, key drivers to increase earnings, book value, mortgage banking volumes and market share and statements regarding our plan to transition to a taxable C-corporation in 2027 and the expected benefits associated with such transition, including an estimated $0.73 - $0.77 increase in GAAP book value per share expected in the fourth quarter of 2026, $70 - $75 million in incremental cash retained annually from the projected common stock dividend reset, statements regarding reducing our tax liability on future operating earnings, including $20 - $25 million in illustrative annual cash tax savings, and statements regarding our ability to reduce our cost of capital over time, including $9 million potential annual savings per 100bps reduction in unsecured borrowing costs, and our planned preferred stock exchange offer and reverse stock split. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, opportunities, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-K, Form 10-Q and Form 8-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the Securities and Exchange Commission, including Current Reports on Form 8-K. Additionally, this presentation contains estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those referred to above, that could cause results to differ materially from those expressed in these publications and reports. Redwood’s plan to transition to a taxable C-corporation in 2027 and the expected $0.73 - $0.77 per share increase in GAAP book value in the fourth quarter of 2026 associated with such transition, Redwood’s Q4 2026 business priorities, including expected resolutions in the Legacy Investment segment during the fourth quarter and reductions in the associated earnings and financing burden beginning in Q1 2027, prioritization of opportunistic repurchases of unsecured debt at attractive discounts, and a return to organic book value growth beginning in Q1 2027, and the expected timing for the filing of Redwood’s Quarterly Report on Form 10-Q.

3 Redwood Trust is the Leading Non-Agency Real Estate Platform Through our operating businesses and related investments, we provide liquidity to parts of the housing market not well-served by government programs INTRODUCTION Correspondent Non-QM Platform Correspondent Jumbo Platform Direct & Third-Party Strategic Technology Investments Business Purpose Loans to Housing Investors Housing Investments Sourced from Our Operating Platforms

Redwood Connects Housing Finance with the Broader Capital Markets

Banks

Top Partner to ~70% of the top 100 banks[1]

~$180B
Loan Purchases*

Non-Banks

~170 independent mortgage bank relationships

Customers

~8K borrower relationships (CoreVest)

~$27B
Direct Originations*


REDWOOD
TRUST

Capital markets

220+ Securitizations Issued*

Private markets

~$42B Loans sold to financial institutions*

~$4B Loans sold to JV partners*

* All stats represent lifetime to date numbers. B indicates dollars in billions.
Detailed Endnotes are included at the end of this presentation.

REDWOOD TRUST 4

5 Planned Transition to a C-Corporation

6 An Evolution to Support Our Next Phase of Growth Today’s announcements advance our next chapter and build on our ongoing strategic transition CORPORATE STRUCTURE CAPITAL ALLOCATION Planned Transition to a C-Corporation Planned Preferred Stock Exchange Offer Align our structure with our mortgage banking business model and enhance long-term value Provide income-oriented shareholders an alternative investment option NOL Rights Plan Protect tax assets Reverse Stock Split Broaden investor appeal “There may be a day when we outgrow our REIT structure” — Chris Abate, Redwood Trust CEO; Investor Day remarks, March 2024 “Today’s announcement marks a new chapter for Redwood” — Chris Abate, Redwood Trust CEO; Earnings remarks, November 2026

7 7 WHAT IT MEANS FOR SHAREHOLDERS ▪ Strengthens the Balance Sheet ▪ Provides flexibility to retain and reinvest more earnings, prioritizing debt reduction and long-term book value growth A Strategic Transition is the Next Logical Step in Value Creation for Shareholders Detailed Endnotes are included at the end of this presentation. After 32 years as a REIT, Redwood is entering a new chapter in its history with its planned transition to a C-corporation, effective in the 2027 taxable year(1) ▪ Lowers Cost of Capital ▪ Improves credit metrics and broadens access to institutional financing markets, creating opportunities to refinance higher-cost debt over time ▪ Lowers Taxes & Improves Profitability ▪ Use existing tax assets to reduce taxes on future mortgage banking earnings $70-$75 million Incremental cash retained annually from projected common dividend reset(3) $0.73–$0.77 $20-$25 million $9 million Estimated Q4’26 BVPS accretion from C-corporation transition(2) Illustrative annual cash tax savings(4) Potential annual savings per 100bps reduction in unsecured borrowing costs(5)

Our Mortgage Banking Business Has Outgrown the Traditional REIT Structure

Transitioning to a C-corporation allows us to put currently trapped tax benefits to work, reducing tax liability on future operating earnings

MORTGAGE BANKING PRODUCTION BY PLATFORM[1]

$ billions

Mortgage banking production has grown consistently…



Sequoia
Aspire
CoreVest
Q3 '26 LTM
Mortgage Banking income ($ millions):
$78
$159
$274
$295
$30.4
$22.7
$10.7
$5.1
2023
2024
2025
Q3'26 LTM

CONTRIBUTION TO GAAP INCOME BY SEGMENT

$ millions

…driving meaningful growth in contribution to GAAP Income



FY'23
Q3'26 LTM
$155
Mortgage banking earnings are largely taxed at the corporate level under our existing REIT structure
$114
Insufficient income at the REIT leaves stranded tax benefits
($3)
($91)
Mortgage Banking
Redwood Investments and Legacy Investments

Detailed Endnotes are included at the end of this presentation.

Note: Mortgage Banking refers to the combined performance or data related to Sequoia Mortgage Banking, Aspire Mortgage Banking, and CoreVest Mortgage Banking segments.

REDWOOD TRUST 8

9 Our C-Corporation Transition Creates a Clearer Path to Book Value Growth Beginning in 2027 BOOK VALUE PER SHARE ESTIMATED DEFERRED TAX ASSET BENEFIT(1) $0.73 - $0.77 $6.56 $7.29 - $7.33 Q3'26 Book Value Estimated DTA recognition benefit from NOLs Pro forma Q3'26 Book Value ▪ Since the start of 2024, common dividends distributed have approximated overall change in book value per share ▪ Our C-corporation transition plan unlocks Q4’26 book value accretion from existing tax assets, while greater earnings retention and lower cash taxes provide lasting economic benefits Detailed Endnotes are included at the end of this presentation.

10 C-Corporation Transition Expected to Lower Our Cost of Capital Over Time 150 – 200 bps Illustrative gap in market yields(1) Broader investor base Potential access to institutional high-yield and other investors beyond traditional mortgage REIT buyers Stronger credit profile Retained earnings build equity beneath unsecured debt, improving creditor protection over time More flexible covenants Opportunity to move toward debt covenants less dependent on unencumbered assets and asset-level eligibility 5.00% 7.00% 9.00% 11.00% Jan-26 Feb-26 Mar-26 Apr-26 Jun-26 Jul-26 Aug-26 Oct-26 mREIT—baby bonds median Originators & servicers—HY median 8.47% 10.12% COST OF CAPITAL Detailed Endnotes are included at the end of this presentation.

11 Q3’26 Business Update

12 Third Quarter 2026 Financial Performance Detailed Endnotes are included at the end of this presentation. *Non-GAAP Core Segments EAD EPS and Non-GAAP Core Segments EAD ROE are non-GAAP measures. See “Non-GAAP Financial Measures” slides for additional information. ($0.39) Consolidated GAAP EPS $0.18 Non-GAAP Core Segments EAD EPS* 12.7% Non-GAAP Core Segments EAD ROE* (22.8%) GAAP ROE $6.56 Book Value Per Share (BVPS) (4.9%) QoQ Change at 9/30/2026 (2.3%) Total Economic Return(1)

Third Quarter 2026 Financial Performance (Continued)

SEGMENT CAPITAL COMPOSITION


Legacy Investments 7%
Mortgage Banking Platforms 38%
$1.6 Billion
Redwood Investments 55%
Core Segments represent 93% of total capital

NON-GAAP CORE SEGMENTS EAD PER SHARE*


$0.18
($0.20)
($0.02)
Non-GAAP Core Segments EAD
Non-GAAP Legacy Investment Segments EAD
Non-GAAP Consolidated EAD*
12.7%
Non-GAAP Core Segments EAD ROE*

Detailed Endnotes are included at the end of this presentation.
Note: Mortgage Banking refers to the combined performance or data related to Sequoia Mortgage Banking, Aspire Mortgage Banking, and CoreVest Mortgage Banking segments.
*Non-GAAP Core Segments EAD ROE, Non-GAAP Core Segments EAD, Non-GAAP Legacy Investments Segment EAD and Non-GAAP Consolidated EAD are non-GAAP measures.
See "Non-GAAP Financial Measures" slides for additional information.

REDWOOD TRUST 13

14 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 4.0% 4.3% 4.5% 4.8% 5.0% 5.3% 5.5% Core Segments Remained Resilient Amid Increased Volatility Q3’26 BOOK VALUE PER SHARE ROLL-FORWARD Jul Aug Sep 10-Year 5.29% TBA Basis 1.25% +82 bps 10-Year Q3’26 change Oct 10-YEAR TREASURY VS. TBA BASIS(1) $ per share +18 bps TBA Basis Q3’26 change $6.90 $0.25 ($0.03) ($0.39) ($0.18) $6.56 Beginning BVPS Share Repurchases Core Segment EPS Legacy Invs EPS Dividends Paid Ending BVPS Largest Impacts Detailed Endnotes are included at the end of this presentation.

Legacy Loan Dispositions Are Accelerating

- Legacy Investments resolutions create a meaningful opportunity to improve financial performance

TOTAL LEGACY GROSS FAIR VALUE EXPOSURE[1]

$ millions



$785
$676
$527
~33%
Decrease since Q3'25
Q3'25
Q2'26
Q3'26 Pro Forma

90+ DAY LEGACY LOAN DELINQUENCIES ON BALANCE SHEET[1]

$ UPB, millions



Renovate / Build to Rent
Multifamily / Term
SAB / Other
$241
$134
$123
Q3'25
Q2'26
Q3'26 Pro Forma

Detailed Endnotes are included at the end of this presentation.

REDWOOD TRUST 15

16 ($0.08) ($0.10) ($0.21) ($0.39) Net Interest Income & Other Portfolio Management Costs, Corporate Financing & Tax Investment FV Changes Legacy Inv EPS Legacy Earnings Reflect Disposition-Related Marks Q3’26 LEGACY INVESTMENTS SEGMENT EPS COMPONENTS(1) $ per share Detailed Endnotes are included at the end of this presentation. 85% of FV Changes relate to realized dispositions REALIZED PAYOFFS AND REO SALES $ UPB, millions $155 $55 $125 H2'25 H1'26 Q3'26 / Oct'26 Payoffs REO Sales

17 3.50 3.75 4.00 4.25 4.50 4.75 5.00 5.25 $1.0 $2.5 $4.0 $5.5 $7.0 $8.5 $10.0 Jun-24 Aug-24 Oct-24 Dec-24 Feb-25 Apr-25 Jun-25 Aug-25 Oct-25 Dec-25 Feb-26 Apr-26 Jun-26 Aug-26 Oct-26 Disciplined Risk Management Delivers Strong Returns Through Market Cycles 10-YEAR TREASURY YIELD VS. RWT MORTGAGE BANKING VOLUME $ b ill io n s % p er ce n t $8.0 $8.5 $7.3 $6.8 $4.1 26% RWT MB Volume (LHS) 10-Year Treasury (RHS) Detailed Endnotes are included at the end of this presentation. Note: Mortgage Banking refers to the combined performance or data related to Sequoia Mortgage Banking, Aspire Mortgage Banking, and CoreVest Mortgage Banking segments. * ROC is a non-GAAP measure. See “Non-GAAP Financial Measures” slides for additional information. Q3’24 Q1’25 Q ’25 Q3’25 Q1’26 Q3’26 33% 38% 46% 48% 31% Q ’26Q4’25 43% 32% 50% $4.5 $2.8$2.7 Q4’24 20%+ Return on Capital* 9 Consecutive Quarters Mortgage Banking ROC* $6.6

18 $3.1 $3.3 $6.7 $6.6 $6.8 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Sequoia Aspire CoreVest Robust Securitization Activity with Over $20 Billion in Issuance YTD $ billions 12 Detailed Endnotes are included at the end of this presentation. +121% Increase in YoY Securitization Distributions(2) #1 Securitized Issuer YTD among Banks & Non-Banks(1)

Proactive Pipeline Management Aligns with Market Conditions

MORTGAGE BANKING LOAN ACTIVITY[1]

$ billions



$3.1
+
$6.9
75%
Q2'26 inventory+
Q3'26 purchased
Distributed
($7.5)
=
$2.5
$0.8
67%
Decrease in loan inventory(2)
Q2'26 Ending Loan Inventory
Purchased / Funded
Securitized / Sold / Transferred
Q3'26 Ending Loan Inventory
Q4'26 Unallocated Inventory

Detailed Endnotes are included at the end of this presentation.
Note: Mortgage Banking refers to the combined performance or data related to Sequoia Mortgage Banking, Aspire Mortgage Banking, and CoreVest Mortgage Banking segments.

REDWOOD TRUST 19

Maintaining Expense Efficiency as Production Scales

- Approximately 60% of our Q3'26-YTD cost base is variable and tied to production

TOTAL VOLUME(1) AND EXPENSE CHANGE(2)
(Q3'25-YTD vs. Q3'26-YTD)



50%
Q3'26 YTD volume outpaced expense growth
~7x
7%
Total Expense Growth
Total Volume Growth

TOTAL EXPENSE(2) AS % OF VOLUME(1)
(Total Expense / Volume)



0.88%
0.69%
~22%
Improvement
FY'25
Q3'26 YTD

Detailed Endnotes are included at the end of this presentation.

REDWOOD TRUST 20

Sequoia / Aspire Joint Ventures Drive Accretive Capital Efficiency

HOW REDWOOD GENERATES EARNINGS FROM JVs | Income statement geography and illustrative financial impact

01 **UPFRONT LOAN SALE**
Mortgage banking activities, net

02 **JV PROFIT PARTICIPATION**
Other income / equity method

03 **ADMINISTRATION FEES**
Fee income / other income

ASSUMPTIONS | **$30 billion** illustrative annual production **30–40%** allocated to JVs **~40%** estimated returns with JVs on RWT capital

CASH FREED UP FROM WAREHOUSE CAPITAL[1]

$ millions, illustrative



~$200
~$60
~$140
Redwood Only
Redwood + JV
Warehouse equity required
Cash freed up

~$60 million
of cash freed up by JV-directed volume (~30% less) (illustrative)

LOWER CAPITAL NEEDED FOR RETAINED INVESTMENTS[1]

$ millions, illustrative



JV Capital 56%
$340 million
44% RWT Capital

56%
Less capital required to fund investments we retain (illustrative)

REDWOOD TRUST 21

Detailed Endnotes are included at the end of this presentation.

Leverage Associated with Fast-Turning Assets

Growth in secured debt has been primarily driven by Mortgage Banking growth

- Rapid capital turnover across distribution channels accelerates deleveraging through cash generation
- Loans on balance sheet for an average of 32 days Q3'26-YTD[2]

SEGMENT RECOURSE COMPOSITION



Mortgage Banking Debt 44%
$4.2 billion
Portfolio Debt 30%
Corporate Debt 23%
Securities Repo 2%

RECOURSE LEVERAGE RATIO[1]



2.7x
2.5x
5.2x
<35 Avg. Dwell Days
>35 Avg. Dwell Days
Total

AVERAGE DAYS ON BALANCE SHEET[2]



36
32
Q4'25
Q3'26-YTD

Note: Mortgage Banking refers to the combined performance or data related to Sequoia Mortgage Banking, Aspire Mortgage Banking, and CoreVest Mortgage Banking segments.
Portfolio refers to Redwood Investments and Legacy Investments segments.
Detailed Endnotes are included at the end of this presentation.

REDWOOD TRUST 22

23 6.4% 6.0% Q3'25 Q3'26 $6.1 $7.1 $2.0 $3.2 $8.1 $10.3 Q3'25 Q3'26 Improved Financing Terms Support Growth Detailed Endnotes are included at the end of this presentation. WAREHOUSE CAPACITY(1) COST OF FUNDS(1) $ billions Average warehouse financing costs improved vs prior year Renewed $7.1 billion of capacity since Q3’25 7% Improvement YoY +27% Increase YoY RWT JV

Sources of Capital to Drive Incremental Growth & Liability Management

SOURCES OF CAPITAL: CURRENT TO ILLUSTRATIVE PRO FORMA[1]

$ millions



~$200
+$40-$60
+$70-$90
+$40-$50
$350-$400
Q3 '26 liquidity
JV Activity (Illustrative)
Financing Optimization (Illustrative)
Further Legacy Dispositions (Illustrative)
Pro forma liquidity

WHERE FREED UP CAPITAL CAN GO

1 Liability Management

- Repayment of June 2027 convertible debt
- Accretive repayment of longer-dated unsecured debt

2 Mortgage Banking

Redeployment into operating platforms

Detailed Endnotes are included at the end of this presentation.

REDWOOD TRUST 24

25 RWT Horizons: Technology & AI Update Q3’26 ▪ Deployed agents in technology support and FP&A handling work that once required manual effort from staff and executives alike ▪ Delivered self-service data access to our Capital Markets Teams ▪ In the first nine months of 2026, our engineers surpassed their full-year 2025 deliverables and velocity with no net additions to headcount AI IMPACT BY THE NUMBERS Increase in productivity efficiencies on the Engineering Team 33%+ Annualized hours saved from AI-enabled automations ~28,300 Enterprise-wide AI adoption achieved 90%+

Horizons Investments Beginning to Realize Significant Value

RWT Horizons wrote one of the first checks to Closinglock, recently acquired by CertifID

RWT HORIZONS PORTFOLIO HIGHLIGHTS

Closinglock

Closinglock provides fraud prevention, workflow management, and digital payments to the real estate industry.

The acquisition by CertifID brings capital back to Redwood and additional exposure to FinTech and fraud prevention solutions.

Early-Stage AI Inference Startup*

RWT Horizons marked up a position 7x following a portfolio company's recent capital raise at a significantly higher valuation.

OTHER PORTFOLIO INVESTMENTS

hiddenweights* · Sentient* · Engramme*

Purlin · Cortex · Beams* · Dwellsy*

TrustPoint AI · Crosslayer Labs* · FUTUREPROOF

bonus · RENTROOM · FLOCK · Rigor*

rentbutter · Haven · Tongo · LiquidFi

amenify · LeaseLock · freemodel · Laminr

NeoCognition* · Project Prometheus*

*These investments were made through an investment in Frontiers Capital

REDWOOD TRUST 26

Third Quarter 2026 Earnings & Segment Results 21

28 Sequoia Q3’26 Performance Summary Detailed Endnotes are included at the end of this presentation. • $5.1 billion lock volume represents 40% Q3’26-YTD growth(1) • Q3’26 lock volume reflects a diversified mix including 36% non-fixed rate products • $5.8 billion of distribution activity across 10 securitizations(2) QUARTER OVER QUARTER LOCK VOLUME(1) REDWOOD’S JUMBO RESIDENTIAL CORRESPONDENT PLATFORM Q3’26 LOCK VOLUME PRODUCT MIX(1) $5.1 billion $5.1 $5.3 $6.5 $5.6 $5.1 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 $ billions Fixed Rate 64% ARM 14% Med Pro 11% Agency NOO 7% CES & HELOC 4%

29 $1.2 $1.5 $1.6 $2.1 $1.1 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Aspire Q3’26 Performance Summary Detailed Endnotes are included at the end of this presentation. • Q3’26 lock volume of $1.1 billion(1) • Active network of over 165 sellers • Growing share of Flow purchases now represents ~88% of volume REDWOOD’S NON-QM CORRESPONDENT PLATFORM Expanded Credit DSCR QUARTER OVER QUARTER LOCK VOLUME(1) $ billions 115 125 135 145 155 165 Jul-26 Aug-26 Sep-26 Oct-26 Nov-26 NON-QM AAA SPREADS(2) (BASIS POINTS) +42 bps change

30 0.92% 0.92% FY'25 Q3'YTD $207 $226 $226 $222 $178 $314 $234 $206 $188 $228 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 CoreVest Q3’26 Performance Summary Detailed Endnotes are included at the end of this presentation. • Q3’26 funded volume of $406 million • Maintained pipeline integrity throughout Q3’26 amid a Fed rate hike • 53% of Term/Bridge underlying properties have a vintage of less than 5 years • Distributed $427 million of loans through direct sales, securitizations and JV transfers • $189 million of Bridge loan fundings – highest since Q3’23 REDWOOD’S HOUSING INVESTOR LOAN PLATFORM FUNDED VOLUMES NET COST TO ORIGINATE(1) $406 Term/Bridge RTL/DSCR $432 $410 $460 $521 25 $ millions

31 6.90% 6.68% 6.49% 6.38% 6.45% Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Servicing Investments 22% Bridge Securities Retained 5%Sequoia Securities Retained 67% Term Securities Retained 6% Redwood Investments Q3’26 Performance Summary INVESTMENTS SOURCED DIRECTLY FROM OUR OPERATING PLATFORMS • $67 million of capital deployed into retained investments created from third quarter securitization activity CAPITAL ALLOCATION Detailed Endnotes are included at the end of this presentation. $875 million PORTFOLIO COST OF FUNDS(1) 26 $48.7 $109.0 $77.3 $86.9 $66.6 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 PORTFOLIO CAPITAL DEPLOYED(2) $ millions $ millions

Financial Results 28

33 Income Statement ($ in millions, except per share data) Detailed Endnotes are included at the end of this presentation.

34 Balance Sheet ($ in millions) Detailed Endnotes are included at the end of this presentation.

35 Capital Allocation Summary ($ in millions) Detailed Endnotes are included at the end of this presentation.

36 Mortgage Banking Key Results ($ in millions) *Return on Capital (“ROC”), EAD and EAD Return on Capital (“EAD ROC”) are non-GAAP measures. See “Non-GAAP Disclosures” slides for additional information. Detailed Endnotes are included at the end of this presentation.

37 Redwood Investments Key Results ($ in millions) *Return on Capital (“ROC”), EAD and EAD Return on Capital (“EAD ROC”) are non-GAAP measures. See “Non-GAAP Disclosures” slides for additional information.

38 Recourse Debt Scheduled Maturities(1)(5) as of 9/30/2026 Recourse Debt Balances ($ in millions) Detailed Endnotes are included at the end of this presentation. $477 $1,964 $268 $143 $1,363 $0 $500 $1,000 $1,500 $2,000 $2,500 2026 2027 2028 2029 Beyond 2029 Warehouse Debt/Repo (Marginable) Warehouse Debt/Repo Secured Term Corporate Debt

Non-GAAP Financial Measures

40 Non-GAAP Financial Measures To supplement consolidated and segment financial information prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also provides the following non-GAAP measures: • Earnings Available for Distribution (“EAD”) • EAD Return on Equity ("EAD ROE") • EAD per Basic Common Share • Core Segments Earnings Available for Distribution (“Core Segments EAD”) • Core Segments EAD Return on Equity ("Core Segments EAD ROE") • Core Segments EAD per Basic Common Share • Mortgage Banking Return on Capital ("ROC") • Redwood Investments Recourse Leverage Ratio • Legacy Investments Recourse Leverage Ratio • Recourse Leverage Ratio Management believes these non-GAAP measures provide useful supplemental information to investors and management in evaluating the Company’s operating performance, facilitating comparisons to industry peers, and assessing the current income-generating capacity of the Company’s operating platforms as of the period presented. These measures also assist in evaluating the Company’s ongoing transition to a more mortgage banking focused business model, including the wind-down of legacy portfolio holdings within the Legacy Investments segment. These non-GAAP measures should not be utilized in isolation, nor should they be considered as an alternative to GAAP net income (loss) available (related) to common stockholders, or other measurements of results of operations computed in accordance with GAAP or for federal income tax purposes. For additional information regarding these non-GAAP measures, including their definitions, please refer to the “Non-GAAP Financial Measures” section of RWT’s third-quarter 2026 earnings release, included in its Current Report on Form 8-K filed with the SEC on November 3, 2026.

41 Non-GAAP Financial Measures (Continued) Reconciliation of GAAP to non-GAAP EAD – Third Quarter 2026(1)

42 Non-GAAP Financial Measures (Continued) Reconciliation of GAAP to non-GAAP EAD – Second Quarter 2026(1)

43 $ in millions Non-GAAP Financial Measures (Continued) Footnotes: * Represents a non-GAAP financial measure. Refer to prior "Non-GAAP Financial Measures" section for additional information. 1. Certain totals may not foot due to rounding. 2. Allocation of Corporate Segment is based on the average capital utilized by the segment during the period, which represents management’s internal estimate of the average economic capital allocated to support the activities of each segment. 3. Investment fair value changes, net includes all amounts within that same line item in our consolidated statements of (loss) income that are attributable to each segment, which primarily represents both realized and unrealized gains and losses on our investments held in each segment and associated hedges. Realized and unrealized gains and losses on our HEI investments are reflected in a separate line item on our consolidated income statements titled "HEI (loss) income, net". 4. Realized (gains)/losses, net includes all amounts within that line item on our consolidated statements of (loss) income that are attributable to each segment. 5. Acquisition related expenses include transaction costs paid to third parties, as applicable, and the ongoing amortization of intangible assets related to the Riverbend and CoreVest acquisitions. 6. Tax effect of adjustments represents the hypothetical income taxes associated with EAD adjustments used to calculate each segment EAD. 7. ROE consists of consolidated GAAP net income annualized divided by average common equity for the period.

Endnotes

45 ENDNOTES Slide 4 (Redwood Connects Housing Finance with the Broader Capital Markets) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Inside Mortgage Finance top 100 Banks by asset size as of October 2026. Slide 7 (A Strategic Transition is the Next Logical Step in Value Creation for Shareholders) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. RWT will continue to maintain REIT status and operate in compliance with REIT tests/restrictions until filing with the IRS to terminate its REIT status (currently planned for March 2027). 2. BVPS is book value per share. Deferred tax asset estimate of $85 - $90 million based on financial results as of September 30, 2026, and 116.5 million outstanding shares. 3. Assumes the dividend is reset from $0.18 to $0.02 per share for illustrative purposes. 4. At an illustrative $30 million of quarterly taxable income, available NOLs could offset approximately $0.05 to $0.06 per share in quarterly taxes over a multi- year period, until the NOLs are fully utilized. 5. Illustrative pre-tax savings for every 100bps reduction in financing costs across ~$900 million of unsecured debt. Slide 8 (Our Mortgage Banking Business Has Outgrown the Traditional REIT Structure) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Production by platform reflects Sequoia and Aspire loan locks plus CoreVest fundings; lock volume excludes pipeline fallout; platform figures may not sum due to rounding. Slide 9 (Our C-Corporation Transition Creates a Clearer Path to Book Value Growth Beginning in 2027) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. BVPS is book value per share. Deferred tax asset estimate of $85 - $90 million based on financial results as of September 30, 2026, and 116.5 million outstanding shares. Slide 10 (C-Corporation Transition Expected to Lower Our Cost of Capital Over Time) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Wall Street peer comparison as of October 26, 2026. Mortgage REIT “baby bonds” versus originator/servicer high-yield debt. Differences in credit quality, tenor and instrument structure limit direct comparability; not a forecast of Redwood’s future cost of capital. mREITs include: CIM, ADAM, MFA, PMT, RWT, AOMR; Originators & Servicers include: RKT, PFSI, UWM, ONIT, LDI. Slide 12 (Third Quarter 2026 Financial Performance) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Total economic return is based on the periodic change in GAAP book value per common share plus dividends declared per common share during the period, divided by beginning period GAAP book value per common share. Slide 14 (Core Segments Remained Resilient Amid Increased Volatility) Source: Company financial data as of September 30, 2026, unless otherwise noted. Market data represents 10-Year Treasury rate per Bloomberg as of September 30, 2026. 1. Bloomberg data as of September 30, 2026. Slide 15 (Legacy Loan Dispositions Are Accelerating) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Info as of September 30, 2026 – pro forma for loans under contract or expected to be resolved by mid-November 2026. Figures include the loans underlying the bridge loan AFS security and include gross fair value less non-recourse debt. Slide 16 (Legacy Earnings Reflect Disposition-Related Marks) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Reflects the GAAP EPS for Legacy Investments after Corporate segment allocation. 2. REO Sales reflect UPB as of REO date. Slide 18 (Robust Securitization Activity with Over $20 billion in issuance YTD) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Ranking based on year-to-date non-agency securitization issuance volume as of September 30, 2026, among bank and non-bank issuers, across the Agency investor, Jumbo, Non-QM, single-family rental (SFR), and Resecuritization markets. Source: Wall Street, Non-Agency Issuance Outstanding, as of 9/30/2026. 2. Total issuance figures include securitizations of retained investments and securitizations out of Joint Ventures. Securitization activity for Sequoia includes $4.0 billion of securitizations YTD as of September 30, 2026, that were issued and redeemed within each respective quarter. Slide 19 (Proactive Pipeline Management Aligns with Market Conditions) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Mortgage Banking loan activity includes loans held for sale. 2. Represents loans on balance sheet that and not allocated to scheduled sales or securitizations as of November 2, 2026 Slide 20 (Maintaining Expense Efficiency as Production Scales) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Includes loan locks at our Sequoia Mortgage Banking and Aspire Mortgage Banking Segments and loans funded at our CoreVest Mortgage Banking Segment. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Total Expense excludes non-recurring, one-time items and rental property expense that is recouped with property revenue. Slide 21 (Sequoia / Aspire Joint Ventures Drive Accretive Capital Efficiency) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Assumes an illustrative $30 billion of annual loans purchased with an approximate 7% loan reserve haircut and 22% haircut for securitizations.

46 ENDNOTES (Continued) Slide 36 (Appendix: Mortgage Banking Key Results) 1. Capital utilized for CoreVest operations does not include $28 million of platform premium. Slide 38 (Appendix: Recourse Debt Balances) 1. Non-marginable debt and marginable debt refer to whether such debt is subject to margin calls based solely on the lender’s determination in its discretion of the market value of underlying collateral that is non-delinquent. Non-marginable debt may be subject to a margin call due to delinquency or another credit event related to the mortgage or security being financed, a decline in the value of the underlying asset securing the collateral, an extended dwell time (i.e., period of time financed using a particular financing facility) for certain types of loans, or a change in the interest rate of a specified reference security relative to a base interest rate amount, among other reasons. 2. Average borrowing cost represents the weighted average contractual balance of recourse debt outstanding at the end of each period presented and does not include deferred issuance costs or debt discounts. 3. Represents unsecuritized residential consumer loans. 4. Includes certificated mortgage servicing rights. 5. Debt balances are non-marginable unless otherwise noted. Balances are pro forma for our recently announced extension of our CPP Investments and Stone Point Credit secured financing facility. Slide 29 (Aspire Q3’26 Performance Summary) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Bloomberg data as of October 23, 2026. Slide 30 (CoreVest Q3’26 Performance Summary) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Net Cost to Originate for the CoreVest Mortgage Banking segment is calculated as operating expenses minus fees earned in this segment divided by funding volume of this segment. Slide 31 (Redwood Investments Q3’26 Performance Summary) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Portfolio cost of funds reflects interest expense relative to UPB. 2. Portfolio Capital Deployed reflects the net deployment into retained investments. Slide 35 (Appendix: Capital Allocation Summary) 1. Amounts of assets in our Redwood Investments segment, as presented in this table, represent our economic interests (including our economic interests in consolidated VIEs) and do not present the assets within VIEs that we consolidate under GAAP (except for our CAFL Bridge). See our GAAP Balance Sheet and Reconciliation to Non-GAAP Economic Balance Sheet in the Supplemental Financial Tables available on our website for additional information on consolidated VIEs. 2. Consistent with our presentation of assets within this table, non-recourse debt presented within this table excludes ABS issued from certain securitizations consolidated on our balance sheet, including Residential Jumbo (SEMT), BPL Term (CAFL), and HEI, as well as non-recourse debt used to finance certain servicing investments. 3. Capital allocated to mortgage banking operations represents the working capital we have allocated to manage our loan inventory at each of our mortgage banking platforms. This amount generally includes our net capital in loans held on balance sheet (net of financing), capital to acquire / originate loans in our pipeline, net capital utilized for hedges, and risk capital. 4. Corporate capital includes, among other things, capital allocated to RWT Horizons and other strategic investments as well as available capital. Slide 22 (Leverage Associated with Fast Turning Assets) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Recourse leverage ratio is recourse debt divided by tangible stockholder equity. At September 30, 2026, recourse debt excluded $25.1 billion of consolidated securitization debt (ABS issued and servicer advance financing), other liabilities and other debt that is non-recourse to Redwood, and tangible stockholders' equity excluded $28 million of goodwill and intangible assets. 2. Average days of loans on balance sheet measures from purchase to disposition. Slide 23 (Improved Financing Terms Support Growth) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Data excludes a secured financing facility with stated maturity of March 2030. Slide 24 (Sources of Capital to Drive Incremental Growth & Liability Management) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. JV Activity assumes an illustrative $30 billion of annual loans purchased with an approximate 7% loan reserve haircut. Financing Optimization includes estimated net proceeds from additional structured financing activities forecasted over the next few quarters. Further Legacy Dispositions based on management estimates. Slide 28 (Sequoia Q3’26 Performance Summary) Source: Company financial data as of September 30, 2026, unless otherwise noted. 1. Lock volume represents loans identified for purchase from loan sellers. Lock volume does not account for potential fallout from pipeline that typically occurs through the lending process. 2. Includes securitizations of previously retained investments from Sequoia securitizations as well as securitizations that were issued and called within the reporting period.

47 Glossary of Terms Term Definition Agency NOO Agency non-owner occupied ARM Adjustable rate mortgage bps Basis points CAFL® CoreVest securitization program CES Closed-end second liens DQ Delinquency DSCR Debt Service Coverage Ratio EAD Earnings available for distribution* EPS Earnings per share Expanded Credit Alternative income documentation FY Full year HEI Home equity investment JV Joint venture MB Mortgage banking (refers to Sequoia Mortgage Banking, Aspire Mortgage Banking and CoreVest Mortgage Banking segments) Non-QM Non-qualified mortgage Term Definition QM Qualified mortgage QoQ Quarter over quarter (comparison of sequential quarters) ROC Return on capital RTL Residential transitional loans SEMT® Residential Consumer (Sequoia) securitization program SPIRE Aspire securitization program SFR Single-family rental UPB Unpaid principal balance WA Weighted average YoY Year over year (comparison of same quarter performance over consecutive years) *Earnings Available for Distribution (“EAD”) is a non-GAAP measure. See “Non-GAAP Measures” slides in the Endnotes for additional information and reconciliation to GAAP metrics.